Agreement
                                    ---------


This Agreement, made and entered into this ______ day of_____________________,

is by and between ___________________________________________, 'Artist', whose address is ______________________________________________; and Innovatia, Inc.
dba 'Broadcast Art Show', 5655 S. Yosemite St., #109 Greenwood Village, Co. 80111 ('BAS').

For good and valuable consideration, mutually acknowledged, Artist and BAS agree as follows:

1. Artist licenses unto BAS the right to use those certain digital images of personal artworks Artist currently displays on his/her web site or other web sites, as "Sample Art" on BAS' website(s), including www.broadcastartshow.com and www.artistupload.com; except as noted below.
     ------------------------     --------------------  ---------------------
     Artist authorizes BAS to download such images directly from source websites. It is agreed that Artist may withdraw this authority upon 7 days notice by telephone, email or U.S. Mail, and BAS agrees to promptly remove such images from its websites upon notification and request.
2. Artist further licenses BAS to receive, create from slides, modify and display high-resolution digital images of mutually agreed upon artwork(s) in commercial venues for a period of one year from this date. Artist is aware that BAS will, in some cases, include his/her artwork in a compilation on cd-rom or dvd, and that it would be impossible to remove a specific artwork from such a medium without great effort and burden. For this reason this authority is made for one full year.

     a. any slides, images or digital files received by BAS will be used solely for the purpose of display. Upon expiration of such rights, BAS agrees to either return such files/images/slides to Artist or destroy them, as elected by Artist. In no event will BAS use its possession of such images to create prints, copies or any other reproductions without specific, written authority from Artist.

     b. BAS will use its best efforts to prevent unauthorized interception of subject digital files being transmitted or displayed in conjunction with BAS. However, both parties recognize that electronic media are an evolving industry and that 'hackers' are a menace that could overcome existing safeguards. Therefore, BAS shall bear no liability for the theft of such files so long as it exercises reasonable care in protecting such transmissions/displays from interception.

     Artist warrants that the artwork(s) made the subject of this Agreement are his/her original work, and that he/she is the sole owner of the works and has full right and authority to enter into this Agreement.


Agreed to this ________ day of ___________________________________, 2001.


_____________________________, Artist


_____________________________, for Innovatia, Inc.


Subject Art:
------------

     Exclusions or limitations _________________________________________________

--------------------------------------------------------------------------------

     Authorized for projection: __________________________________

--------------------------------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________


--------------------------------------------------------------------------------

                Artists Signing Contract with Broadcast Art Show
                ------------------------------------------------


     Brenda Ferrimani
     812 Gould Rd.
     Berthoud, Co.  80513

     Dede LaRue
     1560 Ames St.
     Lakewood, Co.   80214

     Sushe Felix
     108 Capitol Hill Ave.
     Manitou Springs, Co.

     Allison Smith
     137 Garden St.
     Prescott, Az.   86305

     Ricki Klages
     907 S. 7th St.
     Laramie, Wy.   82070

     William Romero
     1266 Emerson St. #6
     Denver, Co.   80218

     Riva Sweetrocket
     502 Wilson St.
     Lafayette, Co.   80026

     Robert Koropp
     24326 Winder Pl.
     Golden, Co.

     Dan Frazier
     4853 Fountain
     Boulder, Co.   80304

     William Otto
     14611 N. 25th St.
     Phoenix, Az.   85032

     Deborah McMillion-Nering
     3524 E. Verbena Dr.
     Phoenix, Az.   85044



                       Artists Granting Authority Verbally
                       -----------------------------------

     Bob Reed
     20 Krestview Lane
     Golden, Co.   80401

     Jeff Starr
     4545 Wolff St.
     Denver, Co.  80212

     Matt O'Neill
     1414 Gaylord St.
     Denver, Co.  80206

     Daniel DeRoux
     19191 Randall Rd.
     Juneau, Ak.  99801

     Cecelia Cole
     592 County Rd. 281
     Woodland Park, Co.  80863











                                        2